UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 11, 2019

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (920) 652-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for company with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm

Effective October 1, 2019, Bank First Corporation’s (the “Company”) independent registered public accounting firm, Porter Keadle Moore, LLC (“PKM”), combined its practice (the “Practice Combination”) with Wipfli LLP. As a result of the Practice Combination, PKM notified the Company of its resignation as the Company’s independent registered public accounting firm, effective as of October 11, 2019.

The reports of PKM on the financial statements of the Company for the years ended December 31, 2018 and 2017 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2018 and 2017 and the subsequent interim periods through June 30, 2019, (1) there were no disagreements with PKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PKM, would have caused PKM to make reference to the subject matter of the disagreements in their reports on the Company’s consolidated financial statements for such periods, and (2) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PKM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested that PKM furnish the Company with a letter addressed to the Commission stating whether or not it agreed with the above statements in this Current Report. A copy of PKM’s letter to the Commission is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

Effective October 11, 2019, the Company engaged Dixon Hughes Goodman, LLP (“DHG”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019. The Audit Committee of the Board of Directors of the Company approved the decision to engage DHG on October 4, 2019.

During the years ended December 31, 2018 and 2017, and the subsequent interim period through October 11, 2019, neither the Company nor anyone acting on its behalf has consulted with DHG regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that DHG concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, or (2) any matter that was either the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
Number	Description of Exhibit

16.1	Letter from Porter Keadle Moore, LLC to the Securities and Exchange Commission, dated October 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: October 11, 2019	By:	/s/ Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer